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                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           November 13, 1998
                                                -----------------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                            333-60313                 31-0738296
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


One First National Plaza,  Chicago, IL                            60670
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(Address of principal executive offices)                       (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
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Item 7.  Financial Statements and Exhibits


     The Registrant hereby incorporates by reference the information contained in the Exhibits hereto listed below in response to this Item 7, in connection with the merger of First Chicago NBD Corporation, a Delaware corporation, with and into the Registrant, successor to BANC ONE CORPORATION, an Ohio corporation.

Exhibit Number    Description of Exhibits
--------------    -----------------------

12                Statement regarding computation of ratios

27                Financial Data Schedule

99 Supplemental financial information as of September 30, 1998 and 1997, and for the nine months then ended



Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BANK ONE CORPORATION
                                        --------------------
                                        (Registrant)


Date:  November 13, 1998                By: /s/ William J. Roberts
       -----------------                    ----------------------
                                        Title: Controller


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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------

12                Statement regarding computation of ratios

27                Financial Data Schedule

99 Supplemental financial information as of September 30, 1998 and 1997, and for the nine months then ended

                                       3